[Graphic Omitted]
                               [cra logo omitted]
--------------------------------------------------------------------------------
                                     REALTY
--------------------------------------------------------------------------------
                                     SHARES
--------------------------------------------------------------------------------
                                    PORTFOLIO
--------------------------------------------------------------------------------
                                  ANNUAL REPORT
                                 TO SHAREHOLDERS

                                OCTOBER 31, 2000

                                   ADVISED BY:
                              CLARION [bullet] CRA
                                   SECURITIES

                                                              [CRA logo omitted]
--------------------------------------------------------------------------------
                                                                          REALTY
--------------------------------------------------------------------------------
                                                                          SHARES
--------------------------------------------------------------------------------
                                                                       PORTFOLIO

MANAGER'S DISCUSSION OF FUND PERFORMANCE

Letter to Our Shareholders:

We present our report for the CRA Realty Shares Portfolio for the twelve-month period ended October 31, 2000.

PORTFOLIO REVIEW:
Over the last twelve months the portfolio's performance is up 23.78%, significantly exceeding the performance of the broad market stock and bond indices. As shown in the table below, the portfolio has consistently outperformed the two major real estate indices since inception.

----------------------------------------------------------------------------------------------------------------------------
                                                      2000                                   3 Years        Since Inception*
                                                       YTD               One-Year         (annualized)        (annualized)
----------------------------------------------------------------------------------------------------------------------------

         CRA Realty Shares Portfolio                 20.36%               23.78%               0.77%               5.07%
         Wilshire RE. Securities                     19.55                22.10               (0.11)               3.59
         NAREIT - Equity REITs                       16.56                18.29               (1.38)               2.59
         S&P 500 (Lg. Co. Stocks)                    (1.81)                6.09               17.60               20.41
         Russell 2000 (Sm. Co. Stocks)               (0.48)               17.40                5.93                9.94
         Lehman Gov't./Corp. Bonds                    7.83                 7.11                5.47                6.38
----------------------------------------------------------------------------------------------------------------------------

      *INCEPTION DATE: 1/1/97

COMMENTARY:

ECONOMY, ECONOMY, ECONOMY! October blew chill winds through the equity markets as a host of concerns shook investors' confidence. In this traditionally volatile month for the stock market, prices declined as investors climbed a wall of worry about a possible economic slowdown, the outcome of the U.S. elections, rising oil prices, the outbreak of fighting in the Middle East, and the fluctuations in world currency markets. No prisoners were taken as all the major stock indices fell in October, including the REITs. The old cliche goes that the key attribute for successful investing in real estate is "location, location, location." With all due deference to the importance of location, today's most important variable affecting real estate returns and values is the economy. The ugly stock market in October was due to an increasing body of data suggesting that the U.S. economy is slowing down ... and possibly much faster than consensus had expected.

IS THE WORRY FOR REAL? A noted economist once wrote that "the market has predicted seven of the last three recessions." Is the market once again overreacting and beginning to price a recession when none exists? Consensus has been that the economy is slowing from this year's 5% rate to 3% - 4% next year. Now many observers are mentioning the "R" word (recession) and predicting that the possibility of a hard landing is much increased. We admit to some degree of concern ourselves. Whether or not the economy merely slows its rate of growth or actually declines will become more fully apparent over the next few months. In either event, a more defensive portfolio strategy, which de-emphasizes those property sectors most sensitive to changes in the economy, is advisable.

OUTLOOK:

REITS ARE STILL LIKELY TO BE GOOD RELATIVE PERFORMERS IN ANY EVENT. One positive of the increased worry about factors shaping the future direction of the economy is that investors are beginning to factor risk into their equity valuations. Volatility in the markets has led investors to revise their total return expectations down and is bringing new appreciation for dividends. The good news is that we are collecting a 7.5% dividend now which should grow 5% - 6% next year. These dividends, on average, represent only a 65% payout of cash earnings, providing a meaningful cushion against the effects of an economic slowdown. While it would be disingenuous to argue that a slowdown in the economy is a positive for real estate, it may not be as negative as times past. Vacancies are now at some of the lowest levels seen in ten years. New construction levels have been moderating. The larger presence of public markets for both real estate debt and equity has proved to be influential in moderating the industry's cyclical swings.

CLARION CRA SECURITIES, L.P.
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS

VALUATIONS ARE MODEST AND EARNINGS ARE STILL MEETING OR BEATING EXPECTATIONS. The good news is that the average company trades at less than nine times forward earnings and trades at a 17% discount to our estimate of Net Asset Value (NAV) per share.



                        SHARE PRICE PREMIUM TO ESTIMATE

[Chart graphic omitted]
Plot points are as follows:

Jan-91                   -35%
Jan-91/Jan-92             -6%
Jan-93                    18%
Jan-95                    -8%
Jan-98                    30%
After Jan-00             -17%

Source: Green Street Advisors, Clarion CRA (through 10/31/00)

The bad news is that multiples will have a hard time lifting until the direction of the economy's growth becomes more certain and may actually contract again in a recession scenario. Meanwhile, earnings continue to come in largely as expected or better. In the second quarter, 67% of companies we follow beat earnings expectations. More than 90% met or beat estimates. In the third quarter again, 90%+ of real estate companies met or beat estimates delivering average growth in earnings of 10%. The number of companies beating estimates was nearly equal to the number meeting estimates.

                           COMPARISON OF CHANGE IN THE
                          VALUE OF A $10,000 INVESTMENT
                            IN THE CRA REALTY SHARES
                       PORTFOLIO VERSUS THE WILSHIRE REAL
                            ESTATE SECURITIES INDEX.

                   -------------------------------------------
                                  Total Return 1
                   -------------------------------------------
                      One Year    Annualized     Annualized
                       Return       3 Year      Inception to
                                    Return          Date
                   -------------------------------------------
                       23.78%       0.77%           5.07%
                   -------------------------------------------

[Chart Graphic Omitted]
Plot points are as follows:

                   CRA Realty Shares       Wilshire Real Estate Securities Index
12/96                   $10,000                          $10,000
10/97                    11,817                           11,488
10/98                    10,144                            9,851
10/99                     9,768                            9,377
10/00                    12,091                           11,449

Figures represent the period from December 31, 1996 through October 31, 2000.

1 These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

CLARION CRA SECURITIES, L.P.
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS

STRATEGY:

Our conclusion is that REITs are likely to outperform the market through this period of heightened anxiety and volatility; however, we need to become more defensive. Therefore, we have increased exposure to apartments and have pared exposure to economically sensitive areas like hotels and retail (though we note the heavily discounted valuations for many retail companies already seem to anticipate much of the potential bad news). Office and industrial companies with longer lease terms should hold up, but we are wary of those companies with significant income from economically sensitive activity like fee development. A seasoned management team and strong balance sheet have become increasingly important. This is not a time for cowboys - the risk level for execution mistakes is increasing.

Throughout the last year, the portfolio's overweighted positions in apartments and office companies helped performance as these groups performed better than the Wilshire index. The table below shows the performance by property type for the last twelve months.

                  -------------------------------------------
                     WILSHIRE REAL ESTATE SECURITIES INDEX
                  PERFORMANCE BY PROPERTY TYPE AS OF 10/31/00
                  -------------------------------------------
                                     Weight          Trailing
                  Property Type     in Index          1 year
                  -------------------------------------------
                  Office              17.5%            34.0%
                  Hotels              11.8             26.5
                  Diversified         22.0             25.8
                  Apartments          20.5             25.7
                  Industrial           5.8             21.3
                  Malls                8.6             12.8
                  Mfr. Homes           1.5             12.4
                  Shopping Centers     8.0              7.5
                  Storage              3.6              2.7
                  Outlet Centers       0.7            (24.3)
                  -------------------------------------------
                  Total              100.0%            22.1%
                  -------------------------------------------

We are still optimistic about the total return prospects for an actively managed, diversified portfolio of real estate securities.

We appreciate your continued confidence in us as your manager.



Sincerely,

CLARION CRA SECURITIES



/s/ signature omitted                                /s/ signature omitted

T. Ritson Ferguson                                   Kenneth D. Campbell
Co-Portfolio Manager                                 Co-Portfolio Manager

* The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth less than their original cost. This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing or sending money. The CRA Realty Shares Portfolio, a portfolio of The Advisors' Inner Circle Fund, is distributed by SEI Investments Distributions Co., Oaks, PA 19456.

CLARION CRA SECURITIES, L.P.
--------------------------------------------------------------------------------
AN AFFILIATE OF CLARION PARTNERS

STATEMENT OF NET ASSETS
October 31, 2000


                                                            Market
                                                             Value
                                               Shares        (000)
--------------------------------------------------------------------------------


EQUITIES (96.0%)
 DIVERSIFIED PROPERTY HOLDINGS (1.4%)
   Vornado Realty Trust ....................   25,200     $     877
                                                          ---------
INDUSTRIAL (6.3%)
   AMB Property Corp. ......................  111,700         2,625
   Mission West Properties .................   48,600           653
   Prologis Trust ..........................   38,500           809
                                                          ---------
                                                              4,087
                                                          ---------
INDUSTRIAL/OFFICE MIX (9.4%)
   Duke-Weeks Realty Corporation ...........  129,500         3,068
   Liberty Property Trust ..................  114,200         3,019
                                                          ---------
                                                              6,087
                                                          ---------
OFFICE (41.3%)
   Arden Realty Inc. .......................   96,100         2,306
   Boston Properties Inc. ..................   45,500         1,843
   Brandywine Realty Trust .................   96,900         1,853
   Brookfield Properties Co. ...............   66,000         1,011
   CarrAmerica Realty Corp. ................  115,500         3,414
   Equity Office Properties Trust ..........  157,557         4,746
   Highwoods Properties Inc. ...............  114,300         2,472
   Kilroy Realty Corp. .....................   90,200         2,351
   Mack-Cali Realty Corp. ..................   17,400           472
   Prentiss Properties Trust ...............  122,400         3,106
   Spieker Properties Inc. .................   54,400         3,012
                                                          ---------
                                                             26,586
                                                          ---------
RESIDENTIAL: APARTMENTS (21.9%)
   Apartment Investment &
     Management Co., Cl A ..................   60,900         2,782
   AvalonBay Communities Inc. ..............   60,168         2,764
   BRE Properties, Cl A ....................   78,100         2,470
   Camden Property Trust ...................   80,800         2,313
   Equity Residential Properties Trust .....   51,500         2,424
   Summit Properties Inc. ..................   56,000         1,344
                                                          ---------
                                                             14,097
                                                          ---------
RESIDENTIAL: HOTELS (7.7%)
   Host Marriott Corp. .....................  195,800         2,080
   Starwood Hotels & Resorts Worldwide Inc.    97,957         2,902
                                                          ---------
                                                              4,982
                                                          ---------
RETAIL: MALLS (4.6%)
   General Growth Properties ...............   41,800         1,233
   Simon Property Group Inc. ...............   78,528         1,752
                                                          ---------
                                                              2,985
                                                          ---------

                                               Shares/      Market
                                             Face Amount    Value
                                                (000)       (000)
--------------------------------------------------------------------------------
RETAIL: SHOPPING CENTERS (3.4%)
   Regency Realty Corp. ....................   98,400     $   2,214
                                                          ---------
   TOTAL EQUITIES
     (Cost $54,076) ........................                 61,915
                                                          ---------


REPURCHASE AGREEMENT (0.2%)
   Morgan Stanley Dean Witter Tri-Party Repo,
     6.300%, dated 10/31/00, matures 11/01/00,
     repurchase price $106,542 (collateralized
     by a U.S. Treasury Instrument, par value
     $107,974, 5.375%, matures 02/15/01,
     market value $109,192) ................   $  107           107
                                                          ---------
   TOTAL REPURCHASE AGREEMENT
     (Cost $107) ...........................                    107
                                                          ---------
   TOTAL INVESTMENTS (96.2%)
     (Cost $54,183) ........................                 62,022
                                                          ---------
   OTHER ASSETS AND LIABILITIES, NET (3.8%)                   2,425
                                                          ---------


NET ASSETS:
   Portfolio Capital -- Institutional  Class
     (unlimited authorization -- no par value)
     based on 6,733,303 outstanding shares
     of beneficial interest ................                 66,956
   Distributions in excess of net
     investment income .....................                    (73)
   Accumulated net realized loss
     on investments ........................                (10,275)
   Net unrealized appreciation
     on investments ........................                  7,839
                                                          ---------
   TOTAL NET ASSETS (100.0%) ...............                $64,447
                                                          =========
   Net Asset Value, Offering and Redemption
     Price Per Share -- Institutional Class                   $9.57
                                                          =========
CL - CLASS

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
                                                                        FOR THE
                                                                      YEAR ENDED
CRA REALTY SHARES PORTFOLIO                                            10/31/00
--------------------------------------------------------------------------------
Investment Income:
   Dividend Income...............................................      $ 3,994
   Interest Income ..............................................           89
--------------------------------------------------------------------------------

     Total Investment Income.....................................        4,083
--------------------------------------------------------------------------------

Expenses:
   Investment Advisory Fees .....................................          425
   Investment Advisory Fee Waiver ...............................          (31)
   Administrative Fees ..........................................           91
   Transfer Agent Fees ..........................................           44
   Printing Fees ................................................           35
   Registration and Filing Fees .................................           20
   Amortization of Deferred Organizational Costs ................            5
   Professional Fees ............................................            3
   Trustee Fees .................................................            3
   Custodian Fees ...............................................            2
   Other Fees....................................................           10
--------------------------------------------------------------------------------

     Total Expenses .............................................          607
--------------------------------------------------------------------------------

       Net Investment Income ....................................        3,476

   Net Realized Loss from Securities Sold .......................       (3,612)
   Net Unrealized Appreciation of Investment Securities .........       12,727
--------------------------------------------------------------------------------

     Net Realized and Unrealized Gain on Investments ............        9,115
--------------------------------------------------------------------------------

   Net Increase in Net Assets Resulting from Operations..........      $12,591

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                                                          FOR THE        FOR THE
                                                                                                         YEAR ENDED     YEAR ENDED
CRA REALTY SHARES PORTFOLIO                                                                               10/31/00       10/31/00
----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income..............................................................................     $3,476        $  3,120
   Net Realized Loss on Securities Sold ..............................................................     (3,612)         (4,360)
   Net Change in Unrealized Appreciation (Depreciation) of Investment Securities .....................     12,727          (1,315)
---------------------------------------------------------------------------------------------------------------------------------

     Net Increase (Decrease) in Net Assets Resulting from Operations..................................     12,591          (2,555)
---------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders:
   Net Investment Income .............................................................................     (3,476)         (3,120)
   In Excess of Net Investment Income ................................................................       (329)           (426)
---------------------------------------------------------------------------------------------------------------------------------

     Total Distributions .............................................................................     (3,805)         (3,546)
---------------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions:
   Shares Issued .....................................................................................      9,051          13,087
   Shares Issued in Lieu of Cash Distributions .......................................................      2,905           2,835
   Shares Redeemed ...................................................................................    (12,263)         (9,470)
---------------------------------------------------------------------------------------------------------------------------------

   Increase (Decrease) in Net Assets Derived from Capital Share Transactions..........................       (307)          6,452
---------------------------------------------------------------------------------------------------------------------------------

     Total Increase in Net Assets ....................................................................      8,479             351

Net Assets:
   Beginning of Period ...............................................................................     55,968          55,617
---------------------------------------------------------------------------------------------------------------------------------

   End of Period .....................................................................................    $64,447         $55,968
=================================================================================================================================
    Shares Issued and Redeemed:
    Shares Issued ....................................................................................      1,022           1,441
    Shares Issued in Lieu of Cash Distributions ......................................................        324             319
    Shares Redeemed ..................................................................................     (1,408)         (1,074)
---------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Share Transactions ...................................................        (62)            686
---------------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period ended October 31,

            Net                                                                     Net
           Asset                   Realized and    Distributions  Distributions    Asset
           Value        Net         Unrealized       from Net         from         Value
         Beginning  Investment    Gain (Loss) on    Investment       Capital        End        Total
         of Period    Income        Securities        Income          Gains      of Period    Return+
         --------    ---------     ------------     ----------     ----------     -------    --------

---------------------------
CRA REALTY SHARES PORTFOLIO
---------------------------
2000     $  8.24       $0.69         $ 1.21           $(0.57)           --        $  9.57      23.78%
1999        9.10        0.49          (0.80)           (0.55)           --           8.24      (3.70)
1998       11.49        0.35          (1.85)           (0.40)       $(0.49)          9.10     (14.16)
1997 (1)   10.00        0.26           1.53            (0.30)           --          11.49      18.17


                                                                         Ratio
                                                                         of Net
                                          Ratio           Ratio        Investment
           Net                            of Net        of Expenses      Income
          Assets           Ratio        Investment      to Average     to Average
           End          of Expenses       Income        Net Assets     Net Assets    Portfolio
        of Period       to Average      to Average      (Excluding     (Excluding    Turnover
          (000)         Net Assets      Net Assets       Waivers)       Waivers)       Rate
        ---------       ----------      ----------      -----------    ----------    ---------

---------------------------
CRA REALTY SHARES PORTFOLIO
---------------------------
2000     $64,447           1.00%           5.71%           1.05%          5.66%        92.99%
1999      55,968           1.00            5.37            1.11           5.26         66.56
1998      55,617           1.00            3.29            1.17           3.12         73.54
1997 (1)  34,797           1.00            2.91            1.63           2.28        102.74

  + Return is for the period indicated and has not been annualized.
(1) The CRA Realty Shares Portfolio commenced operations on January 1, 1997. All ratios for the period have been annualized.

      Amounts designated as "--" are either $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS                        CRA REALTY SHARES PORTFOLIO

October 31, 2000

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with ten portfolios. The financial statements herein are those of the CRA Realty Shares Portfolio (the "Fund"). The financial statements of the remaining portfolios are not presented herein. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The following is a summary of the significant accounting policies followed by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

   SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods determined in good faith by the Board of Trustees.

   FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

   SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

   NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

   REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

   EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

   DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders quarterly. Any net realized capital gains are distributed to Shareholders at least annually.

   Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise.
Accordingly, the CRA Realty Shares Portfolio reclassified $489,392 from paid-in-capital to undistributed net investment income. These reclassifications have no effect on net assets or net asset value.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   The majority of the dividend income recorded by the Fund is from Real Estate Investment Trusts ("REITs"). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. The Fund's Administrator estimates the return of capital based upon historical returns of capital paid by each REIT in prior periods. These estimates are then reconciled to the actual returns of capital reported by the REITs shortly after calendar year end, and an adjustment, if any is required, is then recorded by the Fund.

3. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

In April 1998, the AICPA issued Statement of Position "SOP" No. 98-5, "Reporting on the Costs of Start-Up Activities." The Fund incurred organization costs of approximately $32,000. These costs have been capitalized by the Fund and are being amortized over sixty months commencing with the start-up. In the event the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $13,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

October 31, 2000

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or 0.15% of the first $100 million of the Portfolio's average daily net assets; 0.125% of the next $100 million of the Portfolio's average daily net assets; 0.10% of the next $100 million of the Portfolio's average daily net assets; and 0.08% of the Portfolio's average daily net assets over $300 million.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and Clarion CRA Securities (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .70% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee and reimburse Fund expenses as applicable in order to limit the Fund's total operating expenses to a maximum of 1.00% of the average daily net assets for Institutional shares. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

First Union National Bank acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended October 31, 2000, are as follows
(000):

      Purchases...............................        $54,653
      Sales ..................................        $55,464


At October 31, 2000, the total cost of securities for Federal income tax purposes was $54,940,394. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 2000, is as follows
(000):

Aggregate gross unrealized
  appreciation .................................      $ 8,521
Aggregate gross unrealized
  depreciation .................................         (682)
                                                      -------
Book net unrealized appreciation ...............        7,839
Less: Tax basis adjustments ....................         (757)
                                                      -------
Tax net unrealized appreciation ................      $ 7,082
                                                      =======

For Federal income tax purposes the Fund has a December 31st tax year end. Subsequent to October 31, 1999, the Fund had rec-ognized $2,330,968 in net capital losses that have been deferred to 2000 for tax purposes and can be used to offset future capital gains. The Fund also had a capital loss carryforward at December 31, 1999, that can be used to offset future capital gains. The capital loss carryforward will expire as follows:

December 2006...................................   $1,645,236
December 2007...................................   $4,472,093
                                                   ----------
Total ..........................................   $6,117,329
                                                   ==========

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of CRA Realty Shares Portfolio of
The Advisors' Inner Circle Fund:


We have audited the accompanying statement of net assets of the CRA Realty Shares Portfolio (the "Fund"), one of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the CRA Realty Shares Portfolio of The Advisors' Inner Circle Fund as of October 31, 2000, and the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
December 15, 2000

                                      NOTES

                                      NOTES

                                      NOTES

                                      FUND:
                           CRA REALTY SHARES PORTFOLIO
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009


                                    ADVISER:
                          CLARION CRA SECURITIES, L.P.
                      Suite 205, 259 N. Radnor-Chester Road
                                Radnor, PA 19087


                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                  Oaks, PA 19456


                                 ADMINISTRATOR:
                      SEI INVESTMENTS MUTUAL FUNDS SERVICES
                                  Oaks, PA 19456


                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036


                         INDEPENDENT PUBLIC ACCOUNTANTS:
                               ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103





This information must be preceded or accompanied by a current prospectus for the
                                Fund described.

CRA-F-004-04